EXHIBIT 10.3

                          AMENDMENT AGREEMENT NO. 1 FOR
                             PARTICIPATION AGREEMENT
                     AND CERTAIN OTHER OPERATIVE AGREEMENTS

         THIS AMENDMENT AGREEMENT is made and entered into as of the 18th day of February, 2000, by and among AVIATION SALES COMPANY, a Delaware corporation ("Aviation Sales"), as Construction Agent (the "Construction Agent"); AVIATION SALES COMPANY, as Lessee (the "Lessee"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, except as expressly stated in the Operative Agreements, but solely as Owner Trustee under the Aviation Sales Trust 1998-1 (the "Owner Trustee"); BANK OF AMERICA, N.A., d/b/a NationsBank, N.A., successor to NationsBank, National Association ("Bank of America"), as a Holder and as a Lender; BANK OF AMERICA, N.A., d/b/a NationsBank, N.A., successor to NationsBank, National Association, as Administrative Agent (the "Agent"); each of the holders party to the Trust Agreement (defined below) (the "Holders"); and each of the Lenders party to the Credit Agreement (defined below)(the "Lenders").

                              W I T N E S S E T H:

         WHEREAS, the Construction Agent, the Lessee, the Owner Trustee, the Agent, the Lenders and the Holders have entered into the Participation Agreement dated as of December 17, 1998 (the "Participation Agreement"); and

         WHEREAS, the Owner Trustee, the Lenders and the Agent have entered into the Credit Agreement dated as of December 17, 1998 (the "Credit Agreement"); and

         WHEREAS, the Holders and the Owner Trustee have entered into the Amended and Restated Trust Agreement dated as of December 17, 1998 (the "Trust Agreement"); and

         WHEREAS, the Owner Trustee and the Construction Agent have entered into the Agency Agreement dated as of December 17, 1998 (the "Agency Agreement"); and

         WHEREAS, the Owner Trustee and the Lessee have entered into the Lease Agreement dated as of December 17, 1998 (the "Lease" or "Lease Agreement"); and

         WHEREAS, Aviation Sales, Subsidiaries of Aviation Sales, and the Agent have entered into the Guaranty Agreement (Series A Obligations) dated as of December 17, 1998 (the "Series A Guaranty Agreement"); and the Subsidiaries of Aviation Sales and the Owner Trustee have entered into the Guaranty Agreement (Lessee Obligations) dated as of December 17, 1998 (the "Lessee Guaranty Agreement"); and

         WHEREAS, the parties hereto desire to amend the Participation Agreement, the Credit Agreement and the Trust Agreement and certain other Operative Agreements in the manner herein set forth effective as of the date hereof;

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         NOW, THEREFORE, the Construction Agent, the Lessee, the Owner Trustee,
the Holders, the Agent and the Lenders do hereby agree as follows:

         1. DEFINITIONS. The terms "Participation Agreement", "Credit Agreement", "Trust Agreement", "Agency Agreement", "Lease" and "Lease Agreement" as used herein and in the Operative Documents (as defined in the Participation Agreement) shall mean such agreements as hereby amended and modified, and as further amended, modified, supplemented or restated from time to time in accordance with the terms thereof. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Participation Agreement.

         2. AMENDMENTS TO PARTICIPATION AGREEMENT. Subject to the conditions hereof, the Participation Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) Section 5.3(b)(xxii) of the Participation Agreement is amended in its entirety, so that as amended it reads as follows:

                           "(xxii) The Agent shall have received an Appraisal of
                  such Property showing that such Property has a value at least equal to $37,500,000; and"

                  (b) Section 5.4(e) of the Participation Agreement is amended in its entirety, so that as amended it reads as follows:

                           "(e) with respect to each Initial Construction
                  Funding, the Agent and Owner Trustee shall have received a copy of the Construction Budget for the completion of Improvements to which such Funding relates, which Construction Budget shall indicate a total Property Cost for such Improvements, the Land on which such Improvements are to be constructed, and all Transaction Expenses in connection therewith, of not more than $43,000,000."

                  (c) The first sentence of Section 5.6 of the Participation Agreement is amended, so that as amended the sentence will read as follows: "On the Completion Date for each Property, the Construction Agent shall deliver to the Agent and the Owner Trustee an Officer's Certificate in the form attached hereto as EXHIBIT B specifying (a) the Completion Date for the construction of Improvements at the Property, and (b) the aggregate Property Cost of the Property."

                  (d) Section 10.3(g) of the Participation Agreement is amended in its entirety, so that as amended it reads as follows:

                           "(g) The Lessee and the Construction Agent agree that
                  the aggregate Property Cost of each Property shall at all times be less than $43,000,000."

                  (e) Section 10.3(h)(i) of the Participation Agreement is amended by deleting the amount "$7,995,200" and inserting in its place "$7,995,200 prior to March 1, 2000, or $12,00,000 at any time on or after March 1, 2000".

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                  (f) Section 10.4(h) is further amended by adding the following sentence at the end of such Section: "The parties hereto agree that the failure to increase the amount of the Letter of Credit to $12,000,000 by March 1, 2000, or at any time to maintain the Letter of Credit in the amount required by this Section 10.3(h), shall constitute an immediate and automatic Lease Event of Default, Credit Agreement Event of Default and Agency Agreement Event of Default)".

                  (g) Schedule 1 to the Participation Agreement is replaced in its entirety by the Schedule 1 to Participation Agreement attached hereto.

                  (h) Exhibit A to the Participation Agreement is replaced in its entirety by the Exhibit A to Participation Agreement attached hereto.

                  (i) Exhibit B to the Participation Agreement is replaced in its entirety by the Exhibit B to Participation Agreement attached hereto.

                  (j) Paragraph 5 of Exhibit J to the Participation Agreement is amended by deleting the phrase "invoice __________ for payment" and inserting in its place the phrase "invoice the Agent for payment."

                  (k) The following definition of "Amendment No. 1" is added to Appendix A to the Participation Agreement, at the appropriate place in such Appendix based on alphabetical order:

                           "'Amendment No. 1' shall mean that certain Amendment
                  Agreement No. 1 for Participation Agreement and Certain Other Operative Agreements dated as of February 18, 2000 among the Construction Agent, the Lessee, the Owner Trustee, the Agent, and the Holders and Lenders party thereto".

                  (l) The definition of "Aviation Sales Credit Agreement Event of Default" in Appendix A to the Participation Agreement is amended by deleting the phrase "or any New Facility" from the third line thereof, and deleting the phrase "or New Facility" from the fifth and eighth lines thereof.

                  (m) The definition of "Construction Budget" in Appendix A to the Participation Agreement is amended by adding the following sentence immediately after such definition: "The initial Construction Budget for the Property located in Miramar, Florida is attached as Exhibit K to Amendment No. 1."

                  (n) The following definition of "Excluded Subsidiaries" is added to Appendix A to the Participation Agreement, at the appropriate place in such Appendix based on alphabetical order:

                           " 'Excluded Subsidiaries' shall have the meaning
                  assigned thereto in Exhibit D to the Lease Agreement."


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                  (o) The definition of "Guaranty Agreement" and "Guaranty" in
         Appendix A to the Participation Agreement is amended in its entirety, so that as amended it reads as follows:

                           "'Guaranty Agreement' or 'Guaranty' shall mean,
                  collectively, (a) the Guaranty Agreement (Series A Obligations) dated as of the Initial Closing Date among each Guarantor and the Agent, (b) the Guaranty Agreement (Lessee Obligations) dated as of the Initial Closing Date among each Guarantor (other than Aviation Sales) and the Lessor, and (c) any other Guaranty Agreement by any Guarantor in favor of the Lessor, the Agent, the Lenders and the Holders, as each such agreement may be amended, supplemented, restated or modified from time to time in accordance with the terms thereof."

                  (p) The definition of "Guarantors" in Appendix A to the Participation Agreement is amended in its entirety, so that as amended it reads as follows:

                           "'Guarantors' shall mean, collectively, Aviation
                  Sales and each of the Domestic Subsidiaries of Aviation Sales other than Excluded Subsidiaries."

                  (q) The definition of "Letter of Credit" in Appendix to the Participation Agreement is amended in its entirety, so that as amended it reads as follows:

                           "'Letter of Credit' shall mean that certain standby
                  letter of credit dated as of the Initial Closing Date issued by Citibank, N.A. ("Citibank") in favor of the Lessor and the Agent (for itself and on behalf of the Series A Lenders) and securing the obligations of the Lessee and the Construction Agent under the Operative Agreements, as such letter of credit may be amended, modified, restated or supplemented from time to time by a letter of credit issued by Bank of America or Citibank in favor of the Lessor and the Agent (for itself and on behalf of the Series A Lenders)."

                  (r) Clause (b) of the definition of "Maximum Amount" in Appendix A to the Participation Agreement is amended, so that as amended such clause reads as follows:

                           "(b) the accreted value (calculated at a rate of
                  Seven and 702/1000 percent (7.702%) per annum) of any payments previously made by the Construction Agent or the Lessee regarding any and all Construction Period Properties and not reimbursed; PLUS"

                  (s) The definition of "Scheduled Interest Payment Date" in Appendix A to the Participation Agreement is amended in its entirety, so that as amended it reads as follows:

                           "'Scheduled Interest Payment Date' shall mean (a) as
                  to any Eurodollar Loan (or Eurodollar Holder Funding), on the last Business Day of the calendar month that includes the last day of the Interest Period applicable to such Eurodollar Loan (or Holder Funding), and (b) as to any Base Rate Loan (or Base Rate Holder Funding), the last Business Day of each calendar quarter, and (c) as to any Loan (or Holder Funding), the Maturity Date."

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                  (t) The definition of "Tangible Personal Property" is deleted from Appendix A to the Participation Agreement.

                  (u) The definition of "Total Commitment" in Appendix A to the Participation Agreement is amended in its entirety, so that as amended it reads as follows:

                           "'Total Commitment' shall mean (a) with respect to
                  the Series A Loans, $37,840,000, and (b) with respect to the Series B Loans, $3,870,000; PROVIDED, HOWEVER, that until the Agent receives the Letter of Credit in the amount of $12,000,000 pursuant to SECTION 10.3(H)(I), the 'Total Commitment' shall mean (y) with respect to the Series A Loans, $31,252,056, and (z) with respect to the Series B Loans, $3,196,233; and PROVIDED FURTHER that upon the Agent's receipt of such Letter of Credit in the amount of $12,000,000, until the Series A Guaranty Cap (as defined in Amendment No. 1) is no longer in effect and no longer limits any Guarantors' Obligations (as set forth in Section 8 of Amendment No. 1), Aviation Sales has obtained from the Existing Credit Agent and required lenders under the Existing Aviation Sales Credit Agreement, as amended, all necessary consents to such elimination of the Series A Guaranty Cap, and any Defaults or Events of Default (including "Standstill Events") referred to in the Standstill Letter (as defined in Amendment No. 1) have been permanently waived or cured, the 'Total Commitment' shall mean (I) with respect to the Series A Loans, $35,200,000, and
                  (II) with respect to the Series B Loans, $3,600,000."

                  (u) The definition of "Total Holder Commitment" in Appendix A to the Participation Agreement is amended in its entirety, so that as amended it reads as follows:

                           "'Total Holder Commitment' shall mean $1,290,000;
                  PROVIDED, HOWEVER, that until the Agent receives the Letter of Credit in the amount of $12,000,000 pursuant to SECTION 10.3(H)(I), the 'Total Holder Commitment' shall mean $1,065,411; and PROVIDED FURTHER that upon the Agent's receipt of such Letter of Credit in the amount of $12,000,000, until the Series A Guaranty Cap (as defined in Amendment No. 1) is no longer in effect and no longer limits any Guarantors' Obligations (as set forth in Section 8 of Amendment No. 1), Aviation Sales has obtained from the Existing Credit Agent and required lenders under the Existing Aviation Sales Credit Agreement, as amended, all necessary consents to such elimination of the Series A Guaranty Cap, and any Defaults or Events of Default (including "Standstill Events") referred to in the Standstill Letter (as defined in the Standstill Letter) have been permanently waived or cured, the 'Total Holder Commitment' shall mean $1,200,000."

         3. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) Section 2.3(c) of the Credit Agreement is amended in its entirety, so that as amended it reads as follows:

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                           "(c) The aggregate amount of any borrowing
                  constituting Eurodollar Loans and Eurodollar Holder Fundings and any conversion thereof shall be in an amount of at least $100,000."

                  (b) The last sentence of Section 2.7 of the Credit Agreement is deleted and the following sentence is inserted in its place:

                  "Pursuant to the terms of the Participation Agreement, the Borrower shall be deemed to have delivered such a notice upon the delivery by the Construction Agent or the Lessee of a notice in substantially the form of Exhibit L to Amendment No.
                  1. All or any part of outstanding Eurodollar Loans or Base Rate Loans may be converted as provided herein, PROVIDED that
                  (i) no Base Rate Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing, (ii) no Base Rate Loan may be converted into a Eurodollar Loan which matures after the Maturity Date, (iii) during the Commitment Period such conversion may only occur on the first day of an Interest Period permitted pursuant to the terms of
                  SECTION 2.3 hereof and (iv) such notice of conversion shall contain an election by the Borrower of an Interest Period for such Eurodollar Loan to be created by such conversion and such Interest Period shall be in accordance with the terms of the definition of the term 'Interest Period' as set forth in Appendix A to the Participation Agreement and PROVIDED, FURTHER, that with respect to each conversion or continuation of any Eurodollar Rate Loan, (y) if the Borrower shall fail to give any required notice, such Loan shall be automatically continued as a Eurodollar Rate Loan having a one-month Interest Period, or (z) if continuation of any Eurodollar Rate Loan is not permitted pursuant to the preceding provision, such Loan shall be automatically converted to a Base Rate Loan on the last day of such then expiring Interest Period."

                  (c) Schedule 1.2 to the Credit Agreement is replaced in its entirety by the Schedule 1.2 to Credit Agreement attached hereto.

         4. AMENDMENTS TO TRUST AGREEMENT. Subject to the conditions hereof, the Trust Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) The last sentence of Section 3.8 of the Trust Agreement is deleted and the following sentence is inserted in its place:

                  "Pursuant to the terms of the Participation Agreement, the Borrower shall be deemed to have delivered such a notice upon the delivery by the Construction Agent or the Lessee of a notice in substantially the form of Exhibit L to Amendment No.
                  1. All or any part of outstanding Eurodollar Holder Fundings or Base Rate Holder Fundings may be converted as provided herein, PROVIDED that (i) no Base Rate Holder Funding may be converted into a Eurodollar Holder Funding when any Event of Default has occurred and is continuing, (ii) no Base Rate Holder Funding may be converted into a Eurodollar Holder Funding which matures after the Maturity Date, (iii) during the Commitment Period such conversion may only occur on the first day of an Interest Period permitted pursuant to the terms of SECTION 3.1 and (iv) such notice of conversion shall contain an election by the Borrower of an Interest Period

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                  for such Eurodollar Holder Funding to be created by such
                  conversion and such Interest Period shall be in accordance with the terms of the definition of the term 'Interest Period' as set forth in Appendix A to the Participation Agreement and PROVIDED, FURTHER, that with respect to each conversion or continuation of any Eurodollar Rate Holder Funding, (y) if the Borrower shall fail to give any required notice, such Holder Funding shall be automatically continued as a Eurodollar Rate Holder Funding having a one-month Interest Period, or (z) if continuation of any Eurodollar Rate Holder Funding is not permitted pursuant to the preceding provision, such Holder Funding shall be automatically converted to a Base Rate Holder Funding on the last day of such then expiring Interest Period."

                  (b) Exhibit A to the Trust Agreement is replaced in its entirety by the Exhibit A to Trust Agreement attached hereto.

         5. AMENDMENTS TO AGENCY AGREEMENT. Subject to the conditions hereof, the Agency Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) Section 3.2(a)(ii) of the Agency Agreement is amended by deleting clause (C) thereof and inserting in its place the following:

                  "(C) result in the aggregate Construction Budget (as amended, modified or revised) for any Property being larger than 100% of the initial Construction Budget delivered to the Agent with respect to such Property (prior to any amendments, modifications or revisions); provided that in the case of the Property located in Miramar, Florida, the initial Construction Budget is deemed to be the Construction Budget attached as Exhibit K to Amendment No. 1; and provided further that nothing contained in this clause (C) shall be deemed to increase the Commitment of any Lender or the Holder Commitment of any Holder."

         6. AMENDMENTS TO LEASE AGREEMENT. Subject to the conditions hereof, the Lease Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) Section 28.1(a) of the Lease is amended by adding the following sub-sections (vi) and (vii) at the end of such section:

                           "(vi) BORROWING BASE CERTIFICATES, NOTICES AND WAIVER
                  REQUESTS. Promptly (and in any event within five days after the delivery thereof to the Existing Credit Agent or any lender with respect to any Indebtedness), a copy of any borrowing base certificate, notice, waiver request or any other document or information that the Lessee or any of its Subsidiaries may deliver to the Existing Credit Agent or any such other lender or creditor.

                           "(vii) OTHER INFORMATION. Promptly such other
                  information concerning the business, operations, properties, prospects or financial condition of Aviation Sales or any Subsidiary as the Agent, the Lessor or the Majority Lenders may reasonably request from time to time. "



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                  (b) Section 28.2 of the Lease is amended by adding the
         following subparagraphs (i) and (j) immediately after subparagraph (h):

                           "(i) NEW SUBSIDIARIES. Promptly (and in any event
                  within 15 days) after the acquisition or creation of any Domestic Subsidiary (other than an Excluded Subsidiary), cause to be delivered to the Agent for the benefit of itself, the Lenders, the Holders and the Owner Trustee each of the following:

                                    "(i) a Guaranty Agreement executed by such
                           Subsidiary substantially in the form of the Guaranty Agreement (Series A Obligations) executed by the Guarantors and the Agent on the Initial Closing Date;

                                    "(ii) a Guaranty Agreement executed by such
                           Subsidiary substantially in the form of the Guaranty Agreement (Lessee Obligations) executed by the Guarantors (other than Aviation Sales) and the Lessor on the Initial Closing Date;

                                    "(iii) an opinion of outside counsel to such
                           Subsidiary (which counsel shall be acceptable to the Agent) dated as of the date of delivery of the Guaranty Agreements provided for in this SECTION 28.2(K) and addressed to the Agent, the Owner Trustee and each of the Lenders, in form and substance reasonably acceptable to the Agent (which opinion may include assumptions and qualifications of similar effect to those contained in the opinion of counsel delivered by Akerman Senterfitt & Eidson, P.A. on the Initial Closing Date (the "Initial ASE Opinion")), including opinions with respect to such Subsidiary and each such Guaranty Agreement that are substantively identical to the opinions set forth in paragraphs 2, 3, 4, 5(a), 5(b), 5(c), 5(d), 5(e),
                           5(f) and 6 (on pages 5-7) of the Initial ASE Opinion;

                                    "(iv) a certificate of the Secretary or an
                           Assistant Secretary of such Subsidiary in the form attached as EXHIBIT E to the Participation Agreement or in such other form as is reasonably acceptable to the Agent attaching and certifying as to (A) the resolutions of the Board of Directors (or, as applicable, the partners, members or other equivalent governing body) of such Subsidiary duly authorizing the execution, delivery and performance by such Subsidiary of each of the Operative Agreements to which it is or will be a party, (B) its certificate of incorporation (or other equivalent charter or organizational documents), in each case certified as of a recent date by the Secretary of State of the State of its incorporation (or organization), (C) its bylaws (or other equivalent documents relating to the operation, governance or management of such Subsidiary, and (D) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Agreements to which it is a party; and

                                    "(v) a good standing certificate from the
                           appropriate officer of its state of incorporation (or organization) and each state in which it is required to be qualified to do business as to its good standing in such state."



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                  "(j) AVAILABILITY UNDER REVOLVING CREDIT FACILITY. The
         Borrower shall at all times (until the Letter of Credit in the amount of $12,000,000 is issued and delivered to the Agent in accordance with
         Section 10.1(h) of the Participation Agreement) maintain at least $4,004,800 of unused availability under the revolving credit facility established by the Existing Aviation Sales Credit Agreement, as amended."

                  (b) Section 28.3(a) of the Lease is amended by deleting the word "and" at the end of subparagraph (i), deleting the period at the end of subparagraph (ii), inserting in place of such period a semi-colon followed by the word "and", and adding the following subparagraph (iii) at the end of such Section:

                           "(iii) Indebtedness of the Lessee under unsecured
                  Accommodation Obligations of the Lessee that relate to Indebtedness (the "Underlying Indebtedness") of its Subsidiaries, PROVIDED that the Underlying Indebtedness of the respective Subsidiaries (A) is permitted under SECTION 10.01 of the Existing Aviation Sales Credit Agreement and (B) constitutes Indebtedness for borrowed money or Indebtedness arising under Capital Leases or Operating Leases."

                  (c) The Lease is further amended by adding the following Sections 28.5, 28.6 and 28.7 at the end of Article XVIII thereof:

                           "28.5 AMENDMENTS AND WAIVERS. Notwithstanding
                  anything contained in this Lease or any other Operative Agreement to the contrary, no provision of Section 28.1, 28.2,
                  28.3 or 28.4 hereof may be amended, waived, discharged or terminated except by an instrument in writing signed by the Lessor and the Majority Lenders.

                           "28.6 ADDITIONAL COVENANTS. The covenants contained
                  in this Article XVIII are in addition to any covenants or terms contained in any other provisions of this Lease or any other Operative Agreement. Nothing contained in this Article XVIII shall be deemed to limit the generality of any covenant or term contained in any other provision of this Lease or any Operative Agreement.

                           "28.7 DEFINITIONS. Capitalized terms used in this
                  Article XVIII (including Sections 28.1, 28.2, 28.3, 28.4, 28.5, 28.6 and 28.7 hereof) shall have the respective meanings assigned thereto in Exhibit D to this Lease, or if not defined therein, then the meanings otherwise assigned thereto in this Lease, or if not defined therein, then the meanings assigned thereto in the Participation Agreement. The definitions set forth in Exhibit D hereto shall apply only to the provisions of this Article XVIII, and shall not apply to any other provisions of this Lease or any other Operative Agreement (except to the extent such other provisions may refer to or incorporate any provision of this Article XVIII).

                  (d) The Lease Agreement is further amended by adding the Exhibit D to Lease Agreement that is attached hereto.

         7. MOST FAVORABLE COVENANTS. The parties agree that, if any Indebtedness (or any document evidencing any Indebtedness) to which Aviation Sales or any of its Subsidiaries is a party



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contains any covenants (the "Other Covenants") which are more restrictive (in any respect) on Aviation Sales or any Subsidiary (or more protective of any lender or creditor relating to such Indebtedness) than the covenants contained in Article XVIII of the Lease, then upon the request of the Agent, any such Other Covenant shall be deemed to be added immediately to the covenants set forth in Article XVIII, and the parties shall promptly take any action (including without limitation executing and delivering any amendment to the Lease) which the Agent may deem appropriate to add any such Other Covenant to
Article XVIII of the Lease.

         8. TEMPORARY CAP ON GUARANTORS' OBLIGATIONS UNDER GUARANTY AGREEMENT (SERIES A OBLIGATIONS). Prior to March 31, 2000, the Guarantors' Obligations of each Guarantor under any Guaranty Agreement (Series A Obligations) shall be limited to an amount (the "Series A Guaranty Cap") equal to $36,252, 056 principal amount of Borrower's Liabilities (as defined therein), plus interest on such principal amount and related fees and expenses. At any time on or after March 31, 2000, the Series A Guaranty Cap shall no longer be in effect, and this Amendment Agreement shall no longer impose any limit on the Guarantors' Obligations of any Guarantor under any Guaranty Agreement (Series A Obligations).

         9. RESTRICTION ON FUNDINGS. The parties agree that until the Agent receives the Letter of Credit in the amount of $12,000,000 pursuant to Section 10.3(h)(i) of the Participation Agreement, neither the Owner Trustee nor the Construction Agent may request or receive, and the Lenders and Holders shall not be required to make, any Funding under the Operative Agreements (other than a Funding the proceeds of which are used solely to pay Transaction Expenses in connection with this Amendment Agreement).

         10. AGREEMENT AND CONFIRMATION BY GUARANTORS. Each of the undersigned Guarantors has joined in the execution of this Amendment Agreement for the purpose of (i) agreeing to the amendments to the Participation Agreement, the Credit Agreement, the Trust Agreements and other Operative Agreements contained herein and (ii) confirming its guarantee of payment of all Borrower's Liabilities (as defined in the Series A Guaranty Agreement) and all Lessee's Liabilities (as defined in the Lessee Guaranty Agreement).

         11. REPRESENTATIONS AND WARRANTIES. The Lessee and the Construction Agent hereby certify that:

                  (a) The representations and warranties made by the Lessee and the Construction Agent in Section 7 (other than in Section 7.3(f)(i)) of the Participation Agreement are true on and as of the date hereof; and the representations in warranties set forth in Section 7.3(f)(i) of the Participation Agreement are true on and as of the date set forth in such Section;

                  (b) (i) The audited consolidated financial statements of each of the Construction Agent and the Lessee as at December 31, 1998, copies of which have been furnished to the Agent and the Owner Trustee, were prepared in accordance with GAAP and fairly present the financial condition of each of the Construction Agent and the Lessee and their Subsidiaries on a consolidated basis as of such date and their consolidated results of operations for the fiscal year then ended and
         (ii) the unaudited consolidated financial statements as at September 30, 1999, copies of which have been furnished to the Agent and



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         the Owner Trustee, were prepared in accordance with GAAP (subject to normal year-end adjustments) and fairly present the financial condition of the Construction Agent and the Lessee and their Subsidiaries on a consolidated basis as of such date and their consolidated results of operations for the fiscal quarter then ended.

                  (c) There has been no material change in the condition, financial or otherwise, of the Lessee or the Construction Agent since the Initial Closing Date, other than changes in the ordinary course of business, none of which has been a material adverse change;

                  (d) The business and properties of the Lessee and the Construction Agent are not, and since the Initial Closing Date have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts;

                  (e) (Other than the "Standstill Events", as defined in the Standstill, Waiver and Consent Letter dated February __, 2000, among Aviation Sales, Bank of America and the Owner Trustee (the "Standstill Letter")) no event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Lessee or the Construction Agent under the Participation Agreement or any other Operative Agreement, either immediately or with the lapse of time or the giving of notice, or both;

                  (f) Exhibit M attached to this Amendment Agreement identifies each item of Equipment that has been or will be acquired by the Owner Trustee (or the Construction Agent on behalf of the Owner Trustee);

                  (g) Aviation Sales has complied with all terms of the Subordinated Notes (defined below) and the Note Indenture (defined below), including without limitation having made the full payment on the Senior Notes that was required on February 15, 2000. For the purposes of this Section:

                           "Note Indenture" means the Indenture dated as of
                  February 17, 1998 by and among Aviation Sales, certain guarantors and SunTrust Bank Central Florida, National Association, as Trustee, as amended; and

                           "Subordinated Notes" means the 8-1/8% Senior
                  Subordinated Notes issued pursuant to the Note Indenture in an original aggregate principal amount of $165,000,000 and all additional Senior Subordinated Notes which may be issued pursuant to the Note Indenture in an aggregate principal amount of up to $85,000,000";

                  (h) The $43,000,000 initial Construction Budget attached hereto as Exhibit K is adequate to ensure the Completion of the Miramar Property (including all Improvements thereon) in accordance with the Plans and Specifications prior to the Construction Period Termination Date; and all of the budget amounts and categories set forth in such Construction Budget are accurate and complete in all respects.

         12. CONDITIONS PRECEDENT. The effectiveness of this Amendment Agreement shall be subject to fulfillment of the following conditions precedent:

         (a) The Agent shall have received on the date hereof, in form and substance satisfactory to the Agent, the following:

                  (i) a fully-executed original of this Amendment Agreement and replacement Notes and Holder Certificate, reflecting the amended Commitments and Holder Commitment (in substitution for the Notes and Holder Certificate previously issued to Bank of America);

                  (ii) a fully-executed amended and restated Mortgage Instrument with respect to the Property in Miramar, Florida (the "Miramar Property");

                  (iii) a fully-executed modification of the Memorandum of Lease and Lease Supplement with respect to the Miramar Property;

                  (iv) a fully-executed notice of future advance with respect to the Miramar Property;

                  (v) an endorsement to the title insurance policies with respect to the Miramar Property, reflecting the amended documents and the increased amounts of Commitments and Holder Commitments;

                  (vi) an opinion of outside counsel to the Lessee and the Guarantors, addressed to the Agent, the Owner Trustee and the Lenders;

                  (vii) a certificate of the Secretary or an Assistant Secretary of each of the Lessee and each Guarantor in such form as is reasonably acceptable to the Agent attaching and certifying as to (A) the resolutions of the Board of Directors of Lessee or such Guarantor (as the case may be) duly authorizing the execution, delivery and performance by Lessee or such Guarantor (as the case may be) of this Amendment Agreement and each of the other Operative Agreements delivered in connection with this Amendment Agreement to which such Lessee or Guarantor is or will be a party, (B) the fact that neither its certificate of incorporation nor its bylaws have been changed from the versions that were certified and delivered to the Agent on the Initial Closing Date (or if they have been changed, such certificate of incorporation or by-laws certified as of a recent date by the Secretary of State of the State of its incorporation), and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf this Amendment Agreement and each of the other Operative Agreements delivered in connection with this Amendment Agreement to which such Lessee or Guarantor is a party;

                  (viii) payment by the Lessee of all fees required by that certain letter agreement dated as of February 18, 2000 between the Lessee and the Agent, and that certain invoice dated February __, 2000, from Banc of America Securities LLC to Aviation Sales, and accepted by Dale S. Baker, as Chairman of the Board, President and Chief Executive Offficer of Aviation Sales;

                  (ix) evidence of an irrevocable written request by the Lessee to Citibank that the Letter of Credit be increased to $12,000,000 by March 1, 2000;

                  (x) a fully executed amendment to the Intercreditor Agreement;

                  (xi) a fully executed Standstill Letter, and the satisfaction of the conditions to effectiveness of the Standstill Letter; and

                  (xii) any additional agreements, instruments or documents which it may reasonably request in connection herewith;

         (b) The correctness in all material respects on the date hereof of the representations and warranties of the Owner Trustee, Construction Agent and the Lessee contained herein and in each of the Operative Agreements; and

         (c) No Default or Event of Default shall have occurred and be continuing on the date hereof (except the Standstill Events).

         13. RELEASE. Aviation Sales and its Subsidiaries acknowledge that they have no existing defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of their or the Owner Trustee's respective liability to pay or perform any obligations pursuant to any of the Operative Agreements or any other documents which evidence or secure any obligations owed under any Operative Agreement. In consideration for the execution of this Amendment Agreement, Aviation Sales and its Subsidiaries hereby release and forever discharge, Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee and all of their respective officers, directors, employees, affiliates and agents (collectively, the "Released Parties") from any and all actions, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, now existing (collectively, the "Release Claims"), which might be asserted against any of the Released Parties. This Release applies to all matters arising out of or relating to the Operative Agreements, any Property, any obligations due under any of the Operative Agreements and this Amendment Agreement, commitment letters with respect to other loan facilities, and the lending and borrowing relationships, and (to the extent any Release Claims relating to such deposit relationships are now known to Aviation Sales or any of its Subsidiaries) the deposit relationships, between Aviation Sales or its Subsidiaries, and Bank of America, the Agent, the Lenders, the Holders and the Owner Trustee, including the administration, collateralization and funding thereof.

         14. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         15. FULL FORCE AND EFFECT OF OPERATIVE AGREEMENTS. Except as hereby specifically amended, modified or supplemented, the Participation Agreement, the Lease, the Credit Agreement, the Trust Agreement, the Guaranty Agreements and all of the other Operative Agreements are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         16. COUNTERPARTS. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                    AVIATION SALES COMPANY,
                    as Construction Agent

                    By:
                       --------------------------------------------
                       Name:
                       Title:

                    AVIATION SALES COMPANY,
                    as Lessee

                    By:
                       --------------------------------------------
                       Name:
                       Title:

                    FIRST SECURITY BANK, NATIONAL
                    ASSOCIATION,
                    not individually, except as
                    expressly stated under the Operative
                    Agreements, but solely as Owner
                    Trustee under the Aviation Sales
                    Trust 1998-1

                    By:
                       --------------------------------------------
                       Name:
                       Title:

                    BANK OF AMERICA, N.A., as a Holder and as a Lender

                    By:
                       --------------------------------------------
                       Name:
                       Title:

                    BANK OF AMERICA, N.A., as Administrative Agent

                    By:
                       --------------------------------------------
                       Name:
                       Title:

                              SIGNATURE PAGE 1 OF 3

                              JOINDER BY GUARANTORS

The undersigned Guarantors hereby join in and consent to this Amendment
Agreement.

                           AVIATION SALES COMPANY
                           AVIATION SALES MANUFACTURING COMPANY
                           AVIATION SALES PROPERTY MANAGEMENT CORP.
                           AVIATION SALES FINANCE COMPANY
                           TIMCO ENGINE CENTER, INC.
                           AVS/KRATZ-WILDE MACHINE COMPANY
                           APEX MANUFACTURING, INC.
                           AEROCELL STRUCTURES, INC.
                           AVIATION SALES DISTRIBUTION
                                 SERVICES COMPANY
                           AVIATION SALES BEARINGS COMPANY
                           AVIATION SALES LEASING COMPANY
                           WHITEHALL CORPORATION
                           TRIAD INTERNATIONAL MAINTENANCE
                                 CORPORATION (SUCCESSOR IN
                                 INTEREST TO AERO CORPORATION
                                 AND AERO CORP MACON, INC.)
                           AVIATION SALES MAINTENANCE, REPAIR &
                                 OVERHAUL COMPANY
                           CARIBE AVIATION, INC.
                           AIRCRAFT INTERIOR DESIGN, INC.
                           AERO HUSHKIT CORPORATION
                           HYDROSCIENCE, INC.
                           AVIATION SALES SPS I, INC.

                           By:
                              --------------------------------------------
                              Name:
                              Title:________ of each of the foregoing Guarantors




                              SIGNATURE PAGE 2 OF 3

                                   AVSRE, L.P.
                                   BY: AVIATION SALES PROPERTY MANAGEMENT CORP.,
                                       ITS GENERAL PARTNER

                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                              SIGNATURE PAGE 3 OF 3